Note 4. Investments	12 Months Ended
Dec. 31, 2025
EBP 029 [Member]
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty	Investments
The Plan provides for investments in various investment securities. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants' account balances and the amounts reported in the accompanying statements of net assets available for benefits.